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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): December 19, 1997


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



           GEORGIA                     0-28048                  56-2122873
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)


8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                      30350
   (Address of principal executive offices)                      (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective December 19, 1997, Roberts Realty Investors, Inc. (the "Company") dismissed Deloitte & Touche L.L.P., the Company's independent accounting firm which was previously engaged as the principal accountant to audit the Company's financial statements. Effective December 19, 1997, the Company retained the services of Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Board of Directors.

         Deloitte & Touche's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1995 and December 31, 1996, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 1995 and December 31, 1996, and all subsequent interim periods preceding Deloitte & Touche's dismissal, (i) there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) none of the kinds of events listed in paragraphs (1) through (3) of Item 304(a)(1)(iv)(B) of Regulation S-B occurred.

         During the Company's two most recent fiscal years ended December 31, 1995 and December 31, 1996, and all subsequent interim periods preceding its engagement of Arthur Andersen, neither the Company nor anyone on its behalf consulted Arthur Andersen regarding any matter described in Item 304(a)(2)(i) or
(ii) of Regulation S-B.

         The Company has provided Deloitte & Touche with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the filing of this Report with the Securities and Exchange Commission (the "Commission). Deloitte & Touche has furnished a letter addressed to the Commission, a copy of which is attached hereto as Exhibit 16.1, stating that it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-B.

ITEM 5.  OTHER EVENTS

         The Board of Directors of the Company announced a 7.7% increase in the Company's quarterly dividend to $0.14 per share to be paid January 15, 1998 to shareholders of record on December 31, 1997. See the press release attached as
Exhibit 99.1 to this Report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  16.1 Letter to the Commission from Deloitte & Touche L.L.P. dated December 22, 1997

                  99.1 Press release dated December 18, 1997 regarding increased dividend.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                             ROBERTS REALTY INVESTORS, INC.

Date:    December 23, 1997                   By: /s/ Charles R. Elliott
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                                                 Charles R. Elliott
                                                 Chief Financial Officer